UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of May 1, 2006 providing for the issuance of
Mortgage Pass-Through Certificates, Series 2006-4)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-131136	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On May 31, 2006, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of thirteen classes of certificates (collectively, the “Offered Certificates”), designated as the Class 1-A1 Certificates, the Class 1-XS Certificates, the Class 1-PO Certificates, the Class 2-A1A Certificates, the Class 2-A1B Certificates, the Class 2-A2 Certificates, the Class 2-A3 Certificates, the Class 2-XS Certificates, the Class 2-PO Certificates, the Class B1 Certificates, the Class B2 Certificates, the Class B3 Certificates and the Class R Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $320,762,926 as of May 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 30, 2006 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated May 30 2006, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated May 31, 2006, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
1-A1	$58,065,000	5.50%
1-XS	(3)	Variable(2)
1-PO	$1,841,884	0.00%(4)
2-A1A	$203,228,000	6.00%
2-A1B	$7,732,000	6.00%
2-A2	$5,000,000	6.00%
2-A3	$23,996,000	6.00%
2-XS	(3)	Variable(2)
2-PO	$6,465,068	0.00%(4)
B1	$5,133,000	Variable(2)
B2	$3,368,000	Variable(2)
B3	$2,085,000	Variable(2)
R	$100	5.50%(2)
(1) Approximate.
(2) Calculated as described in the prospectus supplement.
(3) These classes of certificates are interest only certificates and will not have certificate principal balances
(4) These classes of certificates are principal only certificates and will not have a pass-through rate or accrue interest.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold $1,764,000 initial principal amount of Class B4 Certificates, $1,123,000 initial principal amount of Class B5 Certificates and $961,874 initial principal amount of Class B6 Certificates (the "Private Certificates") to Citigroup Global Markets, Inc. on May 31, 2006, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the B4, B5 and B6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 7, 2006 and the Prospectus Supplement, dated May 30, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B4, B5 and B6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 30, 2006, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2006-4 Certificates.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2006-4 Certificates.

99.1
Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of September 1, 2003, as amended and restated to and including May 1, 2006, by and between National City Mortgage Co. as company and Citigroup Global Markets Realty Corp. as purchaser.

99.2
Mortgage Flow Purchase, Sale & Servicing Agreement, dated as of February 24, 2005, by and among PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust as Sellers and Citigroup Global Markets Realty Corp. as purchaser.

99.3
Amendment Number One to Mortgage Flow Purchase, Sale & Servicing Agreement, dated as of February 24, 2005, by and among PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust as Sellers and Citigroup Global Markets Realty Corp. as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 30, 2006, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2006-4 Certificates.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2006-4 Certificates.

99.1
Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of September 1, 2003, as amended and restated to and including May 1, 2006, by and between National City Mortgage Co. as company and Citigroup Global Markets Realty Corp. as purchaser.

99.2
Mortgage Flow Purchase, Sale & Servicing Agreement, dated as of February 24, 2005, by and among PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust as Sellers and Citigroup Global Markets Realty Corp. as purchaser.

99.3
Amendment Number One to Mortgage Flow Purchase, Sale & Servicing Agreement, dated as of February 24, 2005, by and among PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust as Sellers and Citigroup Global Markets Realty Corp. as purchaser.